Accounts Receivable, Net - Schedule of accounts receivable (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2020 USD ($)
Accounts receivable, net:
Accounts receivable	¥ 283,159	¥ 202,953
Allowance for doubtful accounts/expected credit losses:
Balance at the beginning of the year	(2,278)	(799)
Additional provision charged to expenses	(12,051)	(1,897)
Write-off	0	418
Balance at the end of the year	(14,329)	(2,278)
Total	¥ 268,830	¥ 200,675	$ 41,200